UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): May 19, 2010 (May 17, 2010)

CHINA TMK BATTERY SYSTEMS INC.

(Exact name of registrant as specified in its charter)

Nevada	333-139660	98-0506246
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

Sanjun Industrial Park
No. 2 Huawang Rd., Dalang Street
Bao'an District, Shenzhen 518109
People's Republic of China
(Address of principal executive offices)

(86) 755 28109908
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.     Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 17, 2010, China TMK Battery Systems Inc. (the "Company") was advised by its independent accountants, MaloneBailey, LLP ("MaloneBailey"), that the audited consolidated financial statements for the Company’s newly acquired subsidiary, Leading Asia Pacific Investment Limited, for the years ended December 31, 2009 and 2008 (the "Financial Statements"), contained in its Registration Statement on Form S-1 filed on May 11, 2010 (File No. 333-166749) and in its amended Current Report on Form 8-K/A filed on May 12, 2010 (the "Filings"), should not be relied upon due to errors in the Consolidated Statements of Cash Flow.

MaloneBailey advised the Company of a typographical error in the Consolidated Statements of Cash Flow whereby $10,170,686 was inadvertently reported as "dividends declared to shareholders." This amount should have been reported one line below as the total "cash provided by (used in) financing activities," and the total dividends declared to shareholders for 2009 was $0. In addition, the amount reported in the line "cash provided by (used in) financing activities" for 2009 was an error. The correct amount is $10,170,686. There were two additional errors noted: bad debt recovery was reported as $66,496 but should have been $(66,496); and change in trade receivables was reported as $1,856,675 but should have been $1,986,666.  These errors occurred during the process of converting the financial statements to EDGAR format.

The Company’s officers discussed the determination with MaloneBailey and determined that a restatement of the Consolidated Statements of Cash Flow is appropriate. MaloneBailey concurred with this conclusion. As a result, the Filings will be amended as soon as practicable.

Except as described above, no additions or modifications will be made to reflect facts or events occurring subsequent to the date of the original Filings or any subsequent amendments to any of them.

Forward-Looking Statements

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are intended to come within the safe harbor protection provided by those statutes. Forward-looking statements are based on current expectations of future events, but actual results could vary materially from the Company’s expectations and projections. Investors are cautioned not to place undue reliance on any forward-looking statements. Several factors that could materially affect the Company’s actual results are identified in the Company’s Current Report on Form 8-K, filed on May 12, 2010, and its other filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.     Financial Statements and Exhibits.

(c)     Exhibits

Exhibit No.	Description
7.1	Letter of MaloneBailey, LLP, dated May 18, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2010	CHINA TMK BATTERY SYSTEMS INC.

By:/s/ Henian Wu
Henian Wu
Chairman

EXHIBIT INDEX

Exhibit No.	Description
7.1	Letter of MaloneBailey, LLP, dated May 18, 2010.